Copyright © 2026 Harmony Biosciences. All rights reserved. Q1 2026 Financial Results and Business Update May 7, 2026

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our full year 2026 net product revenue, expectations for the growth and value of WAKIX, plans to submit an NDA for Pitolisant GR; plans to submit an IND for BP-205; our future results of operations and financial position, business strategy, products, prospective products, product approvals, the plans and objectives of management for future operations and future results of anticipated products. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our commercialization efforts and strategy for WAKIX; the rate and degree of market acceptance and clinical utility of pitolisant in additional indications, if approved, and any other product candidates we may develop or acquire, if approved, including Pitolisant GR, Pitolisant HD, BP-205, and EPX-100; our research and development plans, including our plans to explore the therapeutic potential of pitolisant in additional indications; our ongoing and planned clinical trials; our ability to expand the scope of our license agreements with Bioprojet Société Civile de Recherche (“Bioprojet”); the availability of favorable insurance coverage and reimbursement for WAKIX; the timing of, and our ability to obtain, regulatory approvals for pitolisant for other indications as well as any other product candidates; our estimates regarding expenses, future revenue, capital requirements and additional financing needs; our ability to identify, acquire and integrate additional products or product candidates with significant commercial potential that are consistent with our commercial objectives; our commercialization, marketing and manufacturing capabilities and strategy; significant competition in our industry; our intellectual property position; loss or retirement of key members of management; failure to successfully execute our growth strategy, including any delays in our planned future growth; our failure to maintain effective internal controls; the impact of government laws and regulations; volatility and fluctuations in the price of our common stock; the significant costs and required management time as a result of operating as a public company; the fact that the price of Harmony's common stock may be volatile and fluctuate substantially; statements related to our intended share repurchases and repurchase timeframe; and macroeconomic effects and changes in market conditions, including the impact of tariffs, inflation and the risk of recession. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 2 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

PROFITABLE SELF-FUNDING BIOTECH PROVEN COMMERCIAL ENGINE STRONG BALANCE SHEET ROBUST PIPELINE

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION PROTECTING PROTECT THE PITOLISANT FRANCHISE Exclusivity into 2030s, supported by multi-layered intellectual property

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE PROTECTING GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION

PROTECTING | GROWING | ADVANCING | TRANSACTING

Protect the Pitolisant Franchise

WAKIX®

LOE INTO 2030 WITH PEDIATRIC EXCLUSIVITY

STRONG IP PROTECTION
Multi-layered IP estate – formulation, methods of use, next-gen applications

6-MONTH PEDIATRIC EXCLUSIVITY
On track with PWS Phase 3 data 2H 2026

UTILITY PATENTS FILED FOR NEXT GEN PITOLISANT FORMULATIONS
Potential protection into the 2040s

LICENSE TO NOVEL AMORPHOUS FORM OF PITOLISANT
New development opportunity in broader CNS patient populations

SETTLEMENTS WITH 6 OF 7 ANDA FILERS
Maintaining LOE until March of 2030, inclusive of 6-months of pediatric exclusivity

NEW LAWSUIT FILED
Harmony and Novitium filed patent infringement lawsuit against AET US and Sandoz alleging infringement of a patent covering amorphous form of pitolisant hydrochloride

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE PROTECTING GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION

Continued Pitolisant Franchise Growth in an Evolving Market 8 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. PROTECTING GROWING TRANSACTING CONTINUE TO LEAD WITH WAKIX: ON TRACK FOR >$1B NET REVENUE IN 2026 PITOLISANT GR – NDA SUBMISSION 2Q26, PDUFA DATE ANTICIPATED IN Q1 2027 Positioned to extend the WAKIX franchise with broad clinical utility PITOLISANT HD – 2 ONGOING PHASE 3 REGISTRATIONAL STUDIES WITH TLD EXPECTED IN 2027 To grow pitolisant franchise and extend leadership position in Sleep/Wake NOVEL AMORPHOUS FORM OF PITOLISANT – BROADER CNS INDICATIONS AND PATENT PROTECTION TO 2042 Current efforts focused on formulation optimization and new modes of delivery in preparation for phase 1 PK study ADVANCING GROW EXTEND EXPAND

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE PROTECTING GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION

PROTECTING | GROWING | **ADVANCING** | TRANSACTING

Robust Pipeline Beyond Pitolisant Lifecycle Management

PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	REGULATORY FILING	MARKETED PRODUCT
WAKIX®	EDS in Narcolepsy (Adult/Pediatric*)						
	Cataplexy in Narcolepsy (Adult/Pediatric*)						
Pitolisant	Pitolisant Gastro-Resistant (GR) in Narcolepsy						
	Prader-Willi Syndrome (PWS)						
	Pitolisant High-Dose (HD) in Narcolepsy						
	Pitolisant High-Dose (HD) in Idiopathic Hypersomnia						
	Pitolisant High-Dose (HD) in Myotonic Dystrophy (DM1)						
	Pitolisant Amorphous Form						
BP-205 (Orexin-2 Receptor Agonist)	**Sleep/Wake Disorders**						
CBS105^	Treatment-Resistant Narcolepsy						
HBS-102	PWS						
EPX-100 (Clemizole Hydrochloride	Dravet Syndrome (DS)						
	Lennox-Gastaut Syndrome (LGS)						
EPX-200 (Lorcaserin)	Developmental and Epileptic Encephalopathies						
CBS104^	Refractory Epilepsy						

*Ages 6 years and older
^Research collaboration with CiRC Biosciences..

Innovative Late-Stage Pipeline With Multiple Catalysts 2026–2028

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET Exclusivity into 2030s, supported by multi-layered intellectual property PROTECT THE PITOLISANT FRANCHISE PROTECTING GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION

Renewed Emphasis on Business Development 12 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. PROTECTING GROWING TRANSACTING SIGNIFICANT CAPACITY TO TRANSACT RENEWED FOCUS ON BD OPPORTUNITIES WITH EMPHASIS ON: • Revenues in 2028-2032 • Assets in Phase 3, In-Registration, or On-Market THERAPEUTIC AREAS OF INTEREST • Sleep/Wake • Epilepsy • Rare/Orphan CNS • CNS adjacencies beyond Rare/Orphan STRONG BALANCE SHEET WITH ~ $870M IN CASH, EQUIVALENTS URGENCY & CONVICTION TO EXECUTE ON STRATEGIC BD OPPORTUNITIES ADVANCING

Moving with Urgency on BD to Generate the Next Wave of Growth RENEWED EMPHASIS ON BUSINESS DEVELOPMENT Led by our OX2R in the clinic, BP 205, potentially best-in-class 5 Phase 3 registrational trials in 5 distinct rare CNS indications ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT Advancing new formulations and differentiated approaches CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET GROWING ADVANCING TRANSACTING PILLARS OF VALUE CREATION PROTECTING PROTECT THE PITOLISANT FRANCHISE Exclusivity into 2030s, supported by multi-layered intellectual property

Reiterating 2026 Net Revenue Guidance 14 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. $1.00B-$1.04B 2026 NET REVENUE GUIDANCE WAKIX Net Revenue Growth 2020–2025 $160 $305 $438 $582 $715 $869 $1B+ $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 2025 2026 Guidance Net Revenue ($M) PROTECTING GROWING TRANSACTING On Track to Achieve $1B+ in Narcolepsy ADVANCING

WAKIX® Differentiation and Strong Execution Drive Performance 15 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. 1. https://narcolepsynetwork.org/accessed Feb 2024 • 17% Quarter over Quarter revenue growth: on track to achieve $1B+ in 2026 net sales • After 3 consecutive quarters of record growth: adding ~400+ patients for the first time • Strong demand despite seasonal headwinds • March demand higher than nearly all months in 2025 • 8,600 exit patients in Q1: momentum into Q2 Average Patients on WAKIX 8,500 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 KEY TAKEAWAY On Track To Achieve $1B+ in Net Sales PROTECTING GROWING ADVANCING TRANSACTING

PROTECTING | GROWING | ADVANCING | TRANSACTING

WAKIX Differentiation and Strong Execution Drive Performance

LARGE MARKET OPPORTUNITY

- **~170K total Narcolepsy patients**
- **~90K+ undiagnosed:** 2X opportunity remains
- **~20% brand penetration:** in polypharmacy market

People Living With Narcolepsy in the U.S.[1]


Undiagnosed Narcolepsy Population
90,000
~170,000
80,000
Diagnosed Narcolepsy Patients

90K+ Undiagnosed = 2× Today's Market

DIFFERENTIATED PRODUCT

- **Only non-scheduled** treatment option
- **7+ years** clinical experience

EXPANDED TEAM

- **~20% expansion** complete as of Apr 1
- **Largest expansion** in brand history

BROAD PAYER ACCESS

- **80% lives covered**
- **Expanded access in 2025**

GR & HD LCM PROGRAMS

- **Differentiated products** meet unmet patient needs to fuel continued growth

KEY TAKEAWAY

Significant Growth Potential Remains

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

PROTECTING | GROWING | ADVANCING | TRANSACTING

Robust Pipeline Beyond Pitolisant Lifecycle Management

PRODUCT	INDICATION
WAKIX®	EDS in Narcolepsy (Adult/Pediatric*)
	Cataplexy in Narcolepsy (Adult/Pediatric*)
Pitolisant	Pitolisant Gastro-Resistant (GR) in Narcolepsy
	Prader-Willi Syndrome (PWS)
	Pitolisant High-Dose (HD) in Narcolepsy
	Pitolisant High-Dose (HD) in Idiopathic Hypersomnia
	Pitolisant High-Dose (HD) in Myotonic Dystrophy (DM1)
	Pitolisant Amorphous Form
BP-205 (Orexin-2 Receptor Agonist)	Sleep/Wake Disorders
CBS105^	Treatment-Resistant Narcolepsy
HBS-102	PWS
EPX-100 (Clemizole Hydrochloride	Dravet Syndrome (DS)
	Lennox-Gastaut Syndrome (LGS)
EPX-200 (Lorcaserin)	Developmental and Epileptic Encephalopathies
CBS104^	Refractory Epilepsy



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
MARKETED PRODUCT

*Ages 6 years and older
^Research collaboration with CiRC Biosciences..

Innovative Late-Stage Pipeline With Multiple Catalysts 2026–2028

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

PROTECTING | GROWING | ADVANCING | TRANSACTING

BP-205: Potential for Best-in-Class OX2R Agonist

MOST POTENT OX2R IN CLINIC

BUILT ON NOVEL CHEMICAL SCAFFOLD
Leads to differentiated product profile

HIGH POTENCY
Enables the potential for significantly lower dosing and target all 3 central disorders of hypersomnolence, NT1, NT2 and IH

HIGH SELECTIVITY
For OX2R over OX1R and 150 other receptors of interest

FAVORABLE SAFETY/TOLERABILITY PROFILE
Supported by preclinical safety pharmacology and toxicology data

PHASE 1 SAD/MAD CLINICAL STUDY ONGOING IN EUROPE
SAD clinical PK, safety, and tolerability data in mid-2026

U.S. IND SUBMISSION PLANNED FOR MID-2026

PLAN TO INITIATE PH 1B IN STUDY IN SLEEP-DEPRIVED HEALTHY VOLUNTEERS IN 2H26

EXPLORING USE OUTSIDE OF SLEEP/WAKE
Preclinical experiments in broader neuropsych indications targeting mood, ADHD, cognition, and fatigue.

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.
HARMONY BIOSCIENCES

Pitolisant GR (Gastro-Resistant): On Track To Extend Pitolisant Franchise Into 2040’s 19 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. PROTECTING TRANSACTING Q1 2027 ANTICIPATED PDUFA DATE NDA SUBMISSION ON TRACK FOR Q2 2026 Anticipated PDUFA date in Q1 2027 APPROXIMATELY 80-90% OF PATIENTS WITH NARCOLEPSY EXPERIENCE GI SYMPTOMS AS PART OF THEIR DISEASE PITOLISANT GR IS DESIGNED WITH ENTERIC COATING Meant to reduce the potential for GI side effects in patients prone to GI symptoms ALLOWS PATIENTS TO INITIATE TREATMENT AT A THERAPEUTIC DOSE WITHOUT TITRATION An important clinical differentiation UTILITY PATENTS FILED TO EXTEND FRANCHISE INTO THE 2040s GROWING ADVANCING VALUE

Pitolisant HD: Opportunity To Expand Pitolisant Franchise With Differentiated Labeling 20 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. PROTECTING TRANSACTING 2027 ANTICIPATED PHASE 3 TOPLINE DATA PHASE 3 REGISTRATIONAL CLINICAL TRIALS ONGOING TOPLINE DATA ANTICIPATED IN 2027 Target PDUFA date in 2028 ENHANCED FORMULATION WITH OPTIMIZED PK PROFILE Enteric coating and higher dose to drive greater efficacy DIFFERENTIATED LABELING Fatigue in narcolepsy and sleep inertia in IH UTILITY PATENTS FILED TO EXTEND FRANCHISE INTO THE 2040s GROWING ADVANCING

PROTECTING | GROWING | **ADVANCING** | TRANSACTING

Robust Pipeline Beyond Pitolisant Lifecycle Management


PRODUCT
INDICATION
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
MARKETED PRODUCT
WAKIX®
EDS in Narcolepsy (Adult/Pediatric*)
Cataplexy in Narcolepsy (Adult/Pediatric*)
Pitolisant
Pitolisant Gastro-Resistant (GR) in Narcolepsy
Prader-Willi Syndrome (PWS)
Pitolisant High-Dose (HD) in Narcolepsy
Pitolisant High-Dose (HD) in Idiopathic Hypersomnia
Pitolisant High-Dose (HD) in Myotonic Dystrophy (DM1)
Pitolisant Amorphous Form
BP205 (Orexin-2 Receptor Agonist)
Sleep/Wake Disorders
CBS105^
Treatment-Resistant Narcolepsy
HBS-102
PWS
EPX-100 (Clemizole Hydrochloride
Dravet Syndrome (DS)
Lennox-Gastaut Syndrome (LGS)
EPX-200 (Lorcaserin)
Developmental and Epileptic Encephalopathies
CBS104^
Refractory Epilepsy

*Ages 6 years and older
^Research collaboration with CiRC Biosciences..

Innovative Late-Stage Pipeline With Multiple Catalysts 2026–2028

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Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

EPX-100: One of Most Advanced 5-HT2 (Serotonin) Agonist Programs in DEEs 22 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. ESTABLISHED 5-HT2 (SEROTONIN) AGONIST MECHANISM OF ACTION ONGOING PHASE 3 TRIALS IN LENNOX-GASTAUT SYNDROME (LIGHTHOUSE) & DRAVET SYNDROME (ARGUS) Topline data anticipated 1H 2027 SAFETY: POTENTIAL TO OFFER A UNIQUE RISK/BENEFIT PROPOSITION No additional laboratory or special safety monitoring BID DOSING REGIMEN Convenient for patients and caregivers PROTECTING GROWING DRIVING VALUE TRANSACTING Median reduction of ~50% in countable motor seizure frequency per 28 days (CMS-28) in participants who had at least 6- month exposure to EPX-100; at least 50% reduction in CMS-28 in 50% of these participants ADVANCING 2027 ANTICIPATED PHASE 3 TOPLINE DATA

Financial Summary Q1 2026 23 Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved. • $32 million in expenses related to up-front payments for amorphous license agreements impacted diluted EPS by $0.45 a share after taxes. • Cash generation was muted in the quarter due to up-front license fee payments, payments for ANDA settlements announced last quarter and a seasonal reduction in accrued expenses. $184.7 $215.4 Q1 2025 Q1 2026 $610.2 $672.3 $778.4 $882.5 $870.5 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Three Months Ended March 31, 2026 (In millions, USD) Net Product Revenue Diluted Earnings per Share Cash, Cash Equivalents & Investments -29% 17% -$12M Three Months Ended March 31, 2026 $0.78 $0.55 Q1 2025 Q1 2026 Inclusive of -$0.45 per share related to new license agreements PROTECTING GROWING ADVANCING TRANSACTING

Financial Summary Q1 2026 24 •Cost of Product Sold as a percentage of Net Product Revenue increased due to new royalties related to Novitium License Agreement. •R&D Expense includes $32 million in IPR&D charges related to amorphous license agreements entered in Q1 2026 •Operating Expenses would have increased a modest 5% without IPR&D charges. % Change Three Months Ended March 31, Totals may not foot due to rounding 2026 2025 Net Product Revenue $215.4 $184.7 17% Cost of Product Sold 44.5 32.0 39% Total Operating Expenses $133.6 $96.5 38% R&D Expense 69.4 34.5 101% S&M Expense 31.7 30.7 3% G&A Expense 32.5 31.2 4% Net Income $32.5 $45.6 -29% Cash, cash equivalents & investments $870.5 $610.2 43% (In millions, USD) PROTECTING GROWING ADVANCING TRANSACTING Harmony Biosciences | Q1 2026 Financial Results & Business Update | All rights reserved.

EMPHASIS ON BUSINESS DEVELOPMENT ADVANCING ROBUST PIPELINE BEYOND PITOLISANT LIFECYCLE MANAGEMENT CONTINUED PITOLISANT FRANCHISE GROWTH IN AN EVOLVING MARKET PROTECT THE PITOLISANT FRANCHISE PROTECTING GROWING ADVANCING TRANSACTING Well-positioned to deliver innovative treatments to patients while driving sustained long-term value for shareholders PILLARS OF VALUE CREATION

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